UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): January 17, 2003


                        LATINOCARE MANAGEMENT CORPORATION
                       -----------------------------------
             (Exact name of registrant as specified in its charter)


                                     Nevada
                                  -----------
                 (State or other jurisdiction of incorporation)


          0-13215                                            84-0940146
---------------------------                              -------------------
(Commission File Number)                                 (I.R.S. Employer
                                                         Identification No.)

            959 Walnut Avenue, Suite 250, Pasadena, California 91107
            --------------------------------------------------------
             (New Address of Principal Executive Offices) (Zip Code)


     Registrant's New Telephone Number, Including Area Code: (626) 583-1115




                               JNS Marketing, Inc.
            4150 Long Beach Boulevard, Long Beach, California 90807
                                 (562) 997-4420
--------------------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Total number of pages in this document:      4
                                        ---------------

                                TABLE OF CONTENTS

ITEM 1.   CHANGES IN CONTROL OF REGISTRANT.................................1

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.............................1

ITEM 3.   BANKRUPTCY OR RECEIVERSHIP.......................................1

ITEM 4.   CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT....................1

ITEM 5.   OTHER EVENTS.....................................................1

ITEM 6.   RESIGNATION OF DIRECTORS AND APPOINTMENT OF
              NEW DIRECTORS................................................1

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS ...............................2

SIGNATURES.................................................................2

ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not applicable.


ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.


ITEM 3.  BANKRUPCTY OR RECEIVERSHIP

         Not Applicable.


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         Not Applicable.


ITEM 5.  OTHER EVENTS.

         Not applicable.


ITEM 6.  RESIGNATION OF DIRECTORS AND APPOINTMENT OF NEW DIRECTORS

     On January 17, 2003, the Company received a letter of resignation from Joseph Luevanos. Pursuant to the letter Mr. Luevanos resigned as a director of the Company effective November 1, 2002. Mr. Luevanos resigned in order to pursue other interests.



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


ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIALS & EXHIBITS

         (a)      Financial Statements of Business Acquired

                  Not Applicable.

         (b)      Pro Forma Financial Information

                  Not Applicable.

         (c)      Exhibits

                  Not Applicable.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                        LATINOCARE MANAGEMENT CORPORATION
                     --------------------------------------
                                  (Registrant)

Date:  January 17, 2003


                                   \s\ Jose J. Gonzalez
                                 --------------------------------------------
                                       Jose J. Gonzalez, President














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